Exhibit 99.5

(Multicurrency-Cross Border)

                                    SCHEDULE
                                     to the
                                Master Agreement
                           dated as of March 29, 2006
                                     between
                         BARCLAYS BANK PLC ("Party A"),
            a public limited company registered in England and Wales
                                       and
    THE BANK OF NEW YORK, not in its individual or corporate capacity but solely as Swap Contract Administrator for CWABS, Inc. Asset-Backed Certificates Series 2006-6, pursuant to a Swap Contract Administration
                              Agreement ('Party B")

All terms used herein and not otherwise defined are given their meaning in the Pooling and Servicing Agreement for CWABS, Inc. Asset-Backed Certificates Series 2006-6 dated as of March 1, 2006 among CWABS, Inc. as depositor, Park Monaco Inc., as a Seller, Park Sienna LLC, as a Seller, Countrywide Home Loans, Inc. as a seller, Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee (the "Pooling and Servicing Agreement") and in the Swap Contract Administration Agreement dated as of March 29, 2006, among the Bank of New York, as Swap Contract Administrator (in such capacity, the "Swap Contract Administrator") and as Trustee under the Pooling and Servicing Agreement referred to below (in such capacity, the "Trustee"), and Countrywide Home Loans, Inc.(the "Swap Contract Administration Agreement").

Part 1: Termination Provisions

In this Agreement:-

(a) "Specified Entity" means in relation to Party A for the purpose of:-

Section 5(a)(v), Not applicable.
Section 5(a)(vi), Not applicable.
Section 5(a)(vii), Not applicable.
Section 5(b)(iv), Not applicable.

and in relation to Party B for the purpose of:-
Section 5(a)(v), Not applicable.
Section 5(a)(vi), Not applicable.
Section 5(a)(vii), Not applicable.
Section 5(b)(iv), Not applicable.

(b) "Specified Transaction" will have the meaning specified in Section 14 of this Agreement.

(c) Events of Default.

     (i) The "Breach of Agreement" provisions of Section 5(a)(ii) will not apply to Party A and will not apply to Party B.

     (ii) The "Credit Support Default" provisions of Section 5(a)(iii) will apply to Party A and will not apply to Party B.

     (iii) The "Misrepresentation" provisions of Section 5(a)(iv) will not apply to Party A and will not apply to Party B.

     (iv) The "Default under Specified Transaction" provisions of Section 5(a)(v) will not apply to Party A and will not apply to Party B.

     (v) "Cross Default" provisions of Section 5(a)(vi) will not apply to Party A and will not apply to Party B.

     (vi) Clause (2) of the "Bankruptcy" provisions of Section 5(a)(vii) will not apply to Party B with respect to either party's inability to pay its subordinated debt.

(d) Termination Events.

    (i) The "Tax Event Upon Merger" provisions of Section 5(b)(ii) will not apply to Party A and will not apply to Party B.

    (ii) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to Party A and will not apply to Party B.

(e) The "Automatic Early Termination" provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(f) Payments on Early Termination. For the purpose of Section 6(e) of this Agreement, Market Quotation and the Second Method will apply.

(g) "Termination Currency" means USD.

(h) Additional Termination Events will apply. Each of the following shall constitute an Additional Termination Event:

    (A) Approved Ratings Threshold. Upon the occurrence of a Collateralization Event (as defined below) Party A has not, within 30 days after such ratings downgrade (unless, within 30 days after such downgrade, each such Swap Rating Agency has reconfirmed the rating of the Swap Certificates which was in effect immediately prior to such downgrade (determined without regard to any financial guaranty insurance policy, if applicable), unless the rating of the Swap Certificates were changed due to a circumstance other than the downgrading of Party A's (or its Credit Support Provider's) rating), complied with one of the four solutions listed below, then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

    In the event that (A) either (i) the unsecured, long-term senior debt obligations of Party A (or its Credit Support Provider) are rated below "A1" by Moody's or are rated "A1" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade) or (ii) the unsecured, short-term debt obligations of Party A (or its Credit Support Provider) are rated below "P-1" by Moody's or are rated "P-1" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade),
    (B) no short-term rating is available from Moody's and the unsecured, long-term senior debt obligations of Party A (or its Credit Support Provider) are rated below "Aa3" by Moody's or are rated "Aa3" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade), or (C) either (i) the unsecured, short-term debt obligations of Party A (or its Credit Support Provider) are rated below "A-1" by S&P or (ii) if Party A (or its Credit Support Provider) does not have a short-term rating from S&P, the unsecured, long-term senior debt obligations of Party A (or its Credit Support Provider) are rated below "A+" by S&P (such event, a "Collateralization Event"), then, Party A, at its own cost and subject to the Rating Agency Condition, shall within 30 days either (i) cause another entity to replace Party A as party to this Agreement that satisfies the Swap Counterparty Ratings Requirement and that is approved by the Trustee (which approval shall not be unreasonably withheld) on terms substantially similar to this Agreement; (ii) obtain a guaranty of, or a contingent agreement of another person that satisfies the Swap Counterparty Ratings Requirement, to honor Party A's obligations under this Agreement, provided that such other person is approved by the Trustee such approval not to be unreasonably withheld; (iii) post collateral in accordance with a Credit Support Annex which satisfies the Rating Agency Condition; or (iv) establish any other arrangement satisfactory to the applicable Swap Rating Agency which will be sufficient to restore the immediately prior ratings of the Swap Certificates (determined without regard to any financial guaranty insurance policy, if applicable). All collateral posted by Party A shall be returned to Party A immediately upon Party A securing a substitute counterparty that satisfies the Swap Counterparty Ratings Requirement.

    "Swap Counterparty Ratings Requirement" shall mean (a) either (i) the unsecured, short-term debt obligations of the substitute counterparty (or its Credit Support Provider) are rated at least "A-1" by S&P or (ii) if the substitute counterparty does not have a short-term rating from S&P, the unsecured, long-term senior debt obligations of the substitute counterparty (or its Credit Support Provider) are rated at least "A+" by S&P, and (b) either (i) the unsecured, long-term senior debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least "A1" by Moody's (and if rated "A1" by Moody's, such rating is not on watch for possible downgrade) and the unsecured, short-term debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least "P-1" by Moody's (and if rated "P-1" by Moody's, such rating is not on watch for possible downgrade and remaining on watch for possible downgrade), or (ii) if such substitute counterparty (or its Credit Support Provider) does not have a short-term debt rating from Moody's, the unsecured, long-term senior debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least "Aa3" by Moody's (and if rated "Aa3" by Moody's, such rating is not on watch for possible downgrade).

    (B) Ratings Event. Upon the occurrence of a Ratings Event (as defined below) Party A has not, within 10 days after such rating withdrawal or downgrade (unless, within 10 days after such withdrawal or downgrade, each such Swap Rating Agency has reconfirmed the rating of the Swap Certificates which was in effect immediately prior to such withdrawal or downgrade (determined without regard to any financial guaranty insurance policy, if applicable), unless the rating of the Swap Certificates were changed due to a circumstance other than the withdrawal or downgrading of Party A's (or its Credit Support Provider's) rating), complied with one of the solutions listed below, then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

    It shall be a ratings event ("Ratings Event") if at any time after the date hereof Party A shall fail to satisfy the Swap Counterparty Ratings Threshold. Swap Counterparty Ratings Threshold shall mean that both (A) the unsecured, long-term senior debt obligations of Party A (or its Credit Support Provider) are rated at least "BBB-" by S&P, and (B) either (i) the unsecured, long-term senior debt obligations of Party A (or its Credit Support Provider) are rated at least "A2" by Moody's (including if such rating is on watch for possible downgrade) and the unsecured, short-term debt obligations of Party A (or its Credit Support Provider) are rated at least "P-1" by Moody's (including if such rating is on watch for possible downgrade) or (ii) if Party A (or its Credit Support Provider) does not have a short-term rating from Moody's, the unsecured, long-term senior debt obligations of Party A (or its Credit Support Provider) are rated at least "A1" by Moody's (including if such rating is on watch for possible downgrade).

    Following a Ratings Event, Party A shall take the following actions at its own expense and subject to the Rating Agency Condition, (A) immediately post collateral in accordance with a Credit Support Annex which satisfies the Rating Agency Condition (until such time as it has secured a substitute counterparty or a guarantor that satisfies the Swap Counterparty Ratings Requirement), and (B) not later than 10 days after the occurrence of such a downgrade or withdrawal by S&P or Moody's, either (I) assign all of its rights and obligations under the Transactions to a counterparty that satisfies the Swap Counterparty Ratings Requirement or whose guarantor satisfies the Swap Counterparty Ratings Requirement pursuant to documentation substantially similar to the documentation then in place and subject to prior notification to the Rating Agencies, or (II) provide a guaranty from a guarantor that satisfies the Swap Counterparty Ratings Requirement pursuant to documentation substantially similar to the documentation then in place and subject to prior notification to the Rating Agencies.

    The occurrence of the Additional Termination Event described in Part 1(h)(A) and (B) shall have no effect on Party A's obligation to undertake the steps set forth hereunder in the event Party B does not exercise its right to terminate hereunder. Notwithstanding the foregoing, in the event that S&P has other published criteria with respect to the downgrade of a counterparty in effect at the time of such a downgrade of Party A, Party A shall be entitled to elect to take such other measures specified in such published criteria subject to the satisfaction of the Rating Agency Condition.

    (C) Supplemental Pooling and Servicing Agreement without Party A's Prior Written Consent. Party B enters into an amendment and or supplement to the Pooling and Servicing Agreement or other modification to the Pooling and Servicing Agreement that could reasonably be expected to have a material adverse effect on

    Party A without the prior written consent of Party A. For the purpose of the foregoing Termination Event, Party B shall be the sole Affected Party.

Part 2: Tax Representations

(a) Payer Tax Representations. For the purpose of Section 3(e) of this Agreement, Party A and Party B will each make the following representation:

    It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Sections 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representation made by the other party pursuant to Section 3(f) of this Agreement, (ii) the satisfaction(s) of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to
    Section 4(a)(i) or 4(a)(iii) of this Agreement; and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) of this Agreement by reason of material prejudice to its legal or commercial position.

(b) Payee Tax Representations.

    Party A Payee Tax Representations. For the purpose of Section 3(f), Party A makes the following representations:

    With respect to payments made to Party A which are not effectively connected to the U.S.: It is a non-U.S. branch of a foreign person for U.S. federal income tax purposes.

    With respect to payments made to Party A which are effectively connected to the U.S.: Each payment received or to be received by it in connection with this Agreement will be effectively connected with its conduct of a trade or business in the U.S.

    Party B Payee Tax Representations. For the purpose of Section 3(f), Party B makes the following representation:

    Party B represents that it is a "United States person" as such term is defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended.



Part 3: Agreement to Deliver Documents

     (a) Tax forms, documents or certificates to be delivered are:

-------------------------------------------------------------------------------
Party required
to deliver document    Form/Document/Certificate  Date by which to be delivered
--------------------------------------------------------------------------------
Party A and Party B     Any document required or    Promptly after the
                        reasonably requested to     earlier of (i)
                        allow the other party to    reasonable demand by
                        make payments under this    either party or (ii)
                        Agreement without any       within 30 days of the
                        deduction or withholding    execution.
                        for or on the account of
                        any Tax or with such
                        deduction or withholding at
                        a reduced rate.
--------------------------------------------------------------------------------

(b) Other Documents to be delivered are:

-------------------------------------------------------------------------------------------------------------
Party required to         Form/Document/Certificate            Date by which to be   Covered by Section
deliver document                                               delivered             3(d) representation
-------------------------------------------------------------------------------------------------------------
Party A and Party B       Any documents required or            Upon execution.       Yes
                          reasonably requested by the
                          receiving party to evidence
                          authority of the delivering
                          party or its Credit Support
                          Provider, if any, to execute and
                          deliver this Agreement, any
                          Confirmation, and any Credit
                          Support Documents to which it is
                          a party, and to evidence the
                          authority of the delivering
                          party to its Credit Support
                          Provider to perform its
                          obligations under this
                          Agreement, such Confirmation
                          and/or Credit Support Document,
                          as the case may be.
-------------------------------------------------------------------------------------------------------------
Party A and Party B       A certificate of an authorized       Upon execution        Yes
                          officer of the party, as to the
                          incumbency and authority of the
                          respective officers of the party
                          signing this agreement, any
                          relevant Credit Support Document,
                          or any Confirmation, as the case
                          may be.
-------------------------------------------------------------------------------------------------------------
Party                     A and Party B An opinion of counsel
                          to such Upon execution No party
                          reasonably satisfactory in form and
                          substance to the other party.
-------------------------------------------------------------------------------------------------------------
Party B                   Executed copy of the Swap            Upon execution        Yes
                          Contract Administration
                          Agreement
-------------------------------------------------------------------------------------------------------------
Party B                   Executed copy of the Pooling and     Upon execution        Yes
                          Servicing Agreement
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------



Part 4: Miscellaneous

(a) Addresses for Notices. For the purposes of Section 12(a) of this Agreement:

     Party A:

    (1) Address for notices or communications to Party A:-

         Address: 5 The North Colonnade
                  Canary Wharf
                  E14 4BB
         Facsimile: 44(20) 777 36461
         Phone: 44(20) 777 36810

     Party B:

    Address for notices or communications to Party B:-

    Address: The Bank of New York
    101 Barclay Street
    New York, NY 10286
    Attention: Corporate Trust Administration MBS
               Administration, CWABS, Series 2006-6
    Telephone No.: (212) 815-3236
    Facsimile No.: (212) 815-3986

(b) Process Agent. For the purposes of Section 13(c) of this Agreement:

     Party A appoints as its Process Agent: Barclays Bank PLC, New York Branch.

     Party B appoints as its Process Agent:  Not Applicable.

(c) Offices. The provisions of Section 10(a) will not apply to this Agreement.

(d) Multibranch Party. For the purpose of Section 10(c) of this Agreement:

     Party A is a Multibranch Party and may act through its London and New York offices. Party B is not a Multibranch Party.

(e) Calculation Agent. The Calculation Agent is Party A; provided however, if an Event of Default occurs with respect to Party A, then the Calculation Agent shall be Party B or Party B shall be entitled to appoint a financial institution which would qualify, as a Reference Market-maker to act as Calculation Agent.

(f)  Credit Support Document. Credit Support Document means

     With respect to Party A: Following a Collateralization Event or Ratings Event any Credit Support Annex or guaranty, if applicable.

     With respect to Party B:  The Pooling and Servicing Agreement.

(g)  Credit Support Provider.

     Credit Support Provider means in relation to Party A: Following a Collateralization Event or Ratings Event any guarantor, if applicable.

     Credit Support Provider means in relation to Party B: Not Applicable.

(h) Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).

(i) Netting of Payments. Subparagraph (ii) of Section 2(c) of this Agreement will apply to all Transactions (in each case starting from the date of this Agreement).

(j) "Affiliate" will have the meaning specified in Section 14 of this Agreement, provided that Party B shall be deemed to have no Affiliates.

(k) Jurisdiction. Section 13(b) is hereby amended by: (i) deleting in the second line of subparagraph (i) thereof the word "non-": and (ii) deleting the final paragraph thereof.

(l) Waiver of Jury Trial. Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document. Each party certifies (i) that no representative, agent or attorney of the other party or any Credit Support Provider has represented, expressly or otherwise, that such other party would not, in the event of such a suit, action or proceeding, seek to enforce the foregoing waiver and
     (ii) acknowledges that it and the other party have been induced to enter into this Agreement and provide for any Credit Support Document, as applicable, by, among other things, the mutual waivers and certifications in this Section.

(m) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

     The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition


Part 5: Other Provisions

(a) Section 3(a) of this Agreement is hereby amended to include the following additional representations after paragraph 3(a)(v):

     (vi) Eligible Contract Participant. It is an "eligible contract participant" as defined in the U.S. Commodity Exchange Act.

     (vii) Individual Negotiation. This Agreement and each Transaction hereunder is subject to individual negotiation by the parties.

     (viii) Relationship between Party A and Party B. Each of Party A and Party B will be deemed to represent to the other on the date on which it enters into a Transaction or an amendment thereof that (absent a written agreement between Party A and Party B that expressly imposes affirmative obligations to the contrary for that Transaction):

         (1) Principal. It is acting as principal and not as agent when entering into this Agreement and each Transaction.

         (2) Non-Reliance. It is acting for its own account and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

         (3) Evaluation and Understanding. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Agreement and each Transaction hereunder. It is also capable of assuming, and assumes, all financial and other risks of this Agreement and each Transaction hereunder.

         (4) Status of Parties. The other party is not acting as a fiduciary or an advisor for it in respect of that Transaction.

(b) Additional Representations and Warranties of Party B. Party B represents to Party A in accordance with Section 3 of the Agreement (which representations will be deemed to be repeated by Party B at all times until the termination of this Agreement) that all representations and warranties in the Swap Contract Administration Agreement are incorporated hereby as if made under this Agreement and all references to the Swap Contract Administration Agreement are references to this Agreement.

(c) Third-Party Beneficiary. Party B agrees with Party A that Party A shall be an express third-party beneficiary of the Pooling and Servicing Agreement and the Swap Contract Administration Agreement.

(d) No Set-off. Notwithstanding any provision of this Agreement or any other existing or future agreements, each of Party A and Party B irrevocably waives as to itself any and all contractual rights it may have to set off, net, recoup or otherwise withhold or suspend or condition its payment or performance of any obligation to the other party under this Agreement against any obligation of one party hereto to the other party hereto arising outside of this Agreement (which Agreement includes without limitation, the Master Agreement to which this
Schedule is attached, this Schedule and the Confirmation). Accordingly, the provisions for Set-Off in Section 6(e) of this Agreement shall not apply for purposes of this Transaction.

(e) Transfer. Section 7 is hereby amended by adding at the end thereof the sentence: "In addition, any transfer of this Agreement shall be subject to the Rating Agency Condition." Party A and Party B hereby agree that they will provide written notice to each Rating Agency of any transfer under Section 6(b)(ii).

(f) Amendments. Section 9(b) is hereby amended by adding at the end thereof the sentence: "In addition, any amendment or modification of this Agreement shall be subject to the Rating Agency Condition."

(g) Amendments to Operative Documents. Party B agrees that it will obtain Party A's written consent (which consent shall not be unreasonably withheld) prior to amending or supplementing the Pooling and Servicing Agreement (or any other transaction document), if such amendment and/or supplement would: (a) materially adversely affect any of Party A's rights or obligations hereunder; or (b) modify the obligations of, or impact the ability of, Party B to fully perform any of Party B's obligations hereunder.

(h) No Bankruptcy Petition. Party A agrees that it will not, until a period of one year and one day or, if longer the applicable preference period, after the payment in full of all of the Swap Certificates, acquiesce, petition, invoke or otherwise cause Party B to invoke the process of any governmental authority for the purpose of commencing or sustaining a case (whether voluntary or involuntary) against Party B under any bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of Party B or any substantial part of its property or ordering the winding-up or liquidation of the affairs of Party B; provided, that this provision shall not restrict or prohibit Party A from joining any other person, including, without limitation, the Trustee, in any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceedings already commenced or other analogous proceedings already commenced under applicable law. This Part 5(h) shall survive the termination of this Agreement.

(j) Deduction or Withholding for Tax. The provisions of Section 2(d)(i)(4) and 2(d)(ii) will not apply to Party B and Party B shall not be required to pay any additional amounts referred to therein.

(k) Additional Definitions. Section 14 is hereby amended by adding the following definitions in their appropriate alphabetical order:

    "Moody's" means Moody's Investor Services, Inc.

    "Rating Agency Condition" means, with respect to any particular proposed act or omission to act hereunder, that the party acting or failing to act has consulted with each Rating Agency then providing a rating of any Swap Certificates and has received from each Rating Agency a written confirmation that the proposed action or inaction would not cause such Rating Agency to downgrade or withdraw its then-current rating of any Swap Certificates (determined without regard to any financial guaranty insurance policy, if applicable).

    "S&P" means Standard & Poor's Ratings Services, a division of
    McGraw-Hill, Inc.

    "Swap Rating Agency" means Moody's and S&P.

    "USD" means United States Dollars.

(l) Limited Liability. Party A and Party B agree to the following: (a) The Bank of New York ("BNY") is entering into this Agreement not in its individual or corporate capacity, but solely in its capacity as Swap Contract Administrator under the Swap Contract Administration Agreement; (b) in no case shall BNY (or any person acting as successor Swap Contract Administrator under the Swap Contract Administration Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of Party B under the terms of this Agreement, all such liability, if any, being expressly waived by Party A and any person claiming by, through or under Party A; and (c) recourse against Party B shall be limited to the assets available under the Swap Contract Administration Agreement or the Pooling and Servicing Agreement. This Part 5(l) shall survive the termination of this Agreement.

(m) Regulation AB Compliance. Party A and Party B agree that the terms of the
Item 1115 Agreement dated as of February 16, 2006 (the "Regulation AB Agreement"), between Countrywide Home Loans, Inc., CWABS, INC., CWMBS, Inc., CWALT, Inc., CWHEQ, Inc. and Barclays Bank PLC shall be incorporated by reference into this Agreement so that Party B shall be an express third party beneficiary of the Regulation AB Agreement. A copy of the Regulation AB Agreement is attached hereto as Exhibit A.

IN WITNESS WHEREOF, the parties have executed this document by their duly authorized officers with effect from the date so specified on the first page hereof.





                                       THE BANK OF NEW YORK, not in its
                                       individual or corporate capacity but
                                       solely as Swap Contract Administrator
                                       for CWABS, Inc. Asset-Backed
                                       Certificates Series 2006-6, pursuant to
BARCLAYS BANK PLC                      a Swap Contract Administration
                                       Agreement

         ("Party A")                                ("Party B")


By:  /s/ Justin Wray                   By:  /s/ Cirino Emanuele
     ----------------------                 ---------------------
Name: Justin Wray                      Name: Cirino Emanuele
Title: Director                        Title: Assistant Vice President
Date: March 29, 2006                   Date: March 29, 2006

                                   EXHIBIT A

                              Item 1115 Agreement

         Item 1115 Agreement dated as of February 16, 2006 (this "Agreement"), between COUNTRYWIDE HOME LOANS, INC., a New York corporation ("CHL"), CWABS, INC., a Delaware corporation ("CWABS"), CWMBS, Inc., a Delaware corporation ("CWMBS"), CWALT, Inc., a Delaware corporation ("CWALT"), CWHEQ, Inc., a Delaware corporation ("CWHEQ") and BARCLAYS BANK PLC, as counterparty (the "Counterparty").

                                   RECITALS

                  WHEREAS, CWABS, CWMBS, CWALT and CWHEQ each have filed Registration Statements on Form S-3 (each, a "Registration Statement") with the Securities and Exchange Commission (the "Commission") for purposes of offering mortgage backed or asset-backed notes and/or certificates (the "Securities") through special purpose vehicles (each, an "SPV").

                  WHEREAS, from time to time, on the closing date (the "Closing Date") of a transaction pursuant to which Securities are offered (each, a "Transaction"), the Counterparty and CHL or an underwriter or dealer with respect to the Transaction, enter into certain derivative agreements (each, a "Derivative Agreement"), including interest rate caps and interest rate or currency swaps, for purposes of providing certain yield enhancements that are assigned to the SPV or the related trustee on behalf of the SPV or a swap or corridor contract administrator (each, an "Administrator").

                  NOW, THEREFORE, in consideration of the mutual agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereby agree as follows:

Section 1.        Definitions

                  Company Information: As defined in Section 4(a)(i).

                  Company Financial Information: As defined in Section
2(a)(ii).

                  Countrywide Indemnified Party: As defined in Section 4(a).

                  Counterparty Indemnified Party: As defined in Section 4(b).

                  Depositor: Means CWABS, CWMBS, CWALT or CWHEQ with respect to the related Registration Statement for which the entity of the registrant.

                  GAAP: As defined in Section 3(a)(v).

                  EDGAR: The Commission's Electronic Data Gathering, Analysis and Retrieval system.

                  Exchange Act: The Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

                  Exchange Act Reports: All Distribution Reports on Form 10-D, Current Reports on Form 8-K and Annual Reports on Form 10-K that are to be filed with respect to the related SPV pursuant to the Exchange Act.

                  Indemnified Party: As defined in Section 4(b).

                  Master Agreement: The ISDA Master Agreement between the Counterparty and CHL, or if no such Master Agreement exists, the ISDA Master Agreement assumed to apply to the Derivative Agreement pursuant to its terms.

                  Prospectus Supplement: The prospectus supplement prepared in connection with the public offering and sale of the related Securities.

                  Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

                  Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

Section 2.        Information to Be Provided by the Counterparty.

         (a)      Prior to printing the related Prospectus Supplement,

                  (i) the Counterparty shall provide to the related Depositor such information regarding the Counterparty, as a derivative instrument counterparty, as is reasonably requested by the related Depositor for the purpose of compliance with Item 1115(a)(1) of Regulation AB. Such information shall include, at a minimum:

                           (A)      The Counterparty's legal name (and any
                                    d/b/a);

                           (B)      the organizational form of the
                                    Counterparty;

                           (C) a description of the general character of the business of the Counterparty;

                           (D)      a description of any affiliation or
                                    relationship between the Counterparty and any of the following parties:

                                    (1)      CHL (or any other sponsor
                                             identified to the Counterparty by
                                             CHL);

                                    (2)      the related Depositor (as
                                             identified to the Counterparty by
                                             CHL);

                                    (3)      the SPV;

                                    (4)      Countrywide Home Loans Servicing
                                             LP (or any other servicer or
                                             master servicer identified to the
                                             Counterparty by CHL);

                                    (5)      The Bank of New York (or any
                                             other trustee identified to the
                                             Counterparty by CHL);

                                    (6)      any originator identified to the
                                             Counterparty by CHL;

                                    (7)      any enhancement or support
                                             provider identified to the
                                             Counterparty by CHL; and

                                    (8)      any other material transaction
                                             party identified to the
                                             Counterparty by CHL.

                  (ii) if requested by the related Depositor for the purpose of compliance with Item 1115(b) with respect to a Transaction, the Counterparty shall:

                           (A)      provide the financial data required by
                                    Item 1115(b)(1) or (b)(2) of Regulation AB
                                    (as specified by the related Depositor to the Counterparty) with respect to the Counterparty (or any entity that consolidates the Counterparty) and any affiliated entities providing derivative instruments to the SPV (the "Company Financial Information"), in a form appropriate for use in the Prospectus Supplement and in an EDGAR-compatible form (if not incorporated by reference) and hereby authorizes the related Depositor to incorporate by reference the financial data required by Item 1115(b)(2) of Regulation AB; and

                           (B) if applicable, cause its accountants to issue their consent to the filing or the incorporation by reference of such financial statements in the Registration Statement.

         (b)      Following the Closing Date with respect to a Transaction,

                  (i) no later than the 25th calendar day of each month, the Counterparty shall (1) notify the related Depositor in writing of any affiliations or relationships that develop following the Closing Date between the Counterparty and any of the parties specified in Section 2(a)(i)(E) (and any other parties identified in writing by the related Depositor) and (2) provide to the related Depositor a description of such proceedings, affiliations or relationships as described in Section 2(b)(i)(1);

                  (ii) if the Counterparty provided Company Financial Information to the related Depositor for the Prospectus Supplement, within 5 Business Days of the release of any updated financial data, the Counterparty shall (1) provide current Company Financial Information as required under Item 1115(b) of Regulation AB to the related Depositor in an EDGAR-compatible form (if not incorporated by reference) and hereby authorizes the related Depositor to incorporate by reference the financial data required by Item 1115(b)(2) of Regulation AB, and (2) if applicable, cause its accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of the SPV; and

                  (iii) if the related Depositor requests Company Financial Information from the Counterparty, for the purpose of compliance with Item 1115(b) of Regulation AB following the Closing Date, the Counterparty shall upon five Business Days written notice either (A),
                           (1) provide current Company Financial Information as required under Item 1115(b) of Regulation AB to the related Depositor in an EDGAR-compatible form (if not incorporated by reference) and hereby authorizes the related Depositor to incorporate by reference the financial data required by Item 1115(b)(2) of Regulation AB, (2) if applicable, cause its accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of the SPV and (3) within 5 Business Days of the release of any updated financial data, provide current Company Financial Information as required under Item 1115(b) of Regulation AB to the related Depositor in an EDGAR-compatible form and if applicable, cause its accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of the SPV or (B) assign the Derivative Agreement as provided below.

Section 3.        Representations and Warranties and Covenants of the
                  Counterparty.

         (a) The Counterparty represents and warrants to the related Depositor, as of the date on which information is first provided to the related Depositor under Section 2(a)(ii),
                  Section 2(b)(ii) or Section 2(b)(iii)(A), that, except as disclosed in writing the related Depositor prior to such date:

                  (i) The Counterparty or the entity that consolidates the Counterparty is required to file reports with the Commission pursuant to section 13(a) or 15(d) of the Exchange Act.

                  (ii) The Counterparty or the entity that consolidates the Counterparty has filed all reports and other materials required to be filed by such requirements during the preceding 12 months (or such shorter period that such party was required to file such reports and materials).

                  (iii) The reports filed by the Counterparty, or entity that consolidates the Counterparty, include (or properly incorporate by reference) the financial statements of the Counterparty.

                  (iv) The accountants who certify the financial statements and supporting schedules included in the Company Financial Information (if applicable) are independent registered public accountants as required by the Securities Act.

                  (v) If applicable, the financial statements included in the Company Financial Information present fairly the consolidated financial position of the Counterparty (or the entity that consolidates the Counterparty) and its consolidated subsidiaries as at the dates indicated and the consolidated results of their operations and cash flows for the periods specified; except as otherwise stated in the Company Financial Information, said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis; and the supporting schedules included in the Company Financial Information present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and summary financial information included in the Company Financial Information present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements of the Counterparty.

                  (vi) The Company Financial Information and other Company Information included or incorporated by reference in the Registration Statement (including through filing on an Exchange Act Report), at the time they were or hereafter are filed with the Commission, complied in all material respects with the requirements of Item 1115(b) of Regulation AB (in the case of the Company Financial Information) and, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (b) If the Counterparty has provided Company Financial Information that is incorporated by reference into the Registration Statement of the related Depositor, the Counterparty, so long as the related Depositor is required to file Exchange Act Reports with respect to the SPV, will file promptly all documents required to be filed with the Commission pursuant to Section 13 or 14 of the 1934 Act.

         (c) If at any time the representations and warranties set forth in 3(a)(i) through (iii) are no longer true and correct, the Counterparty shall provide notice to the related Depositor, and if any Company Financial Information is required to be included in the Registration Statement, or the Exchange Act Reports of the SPV, will provide to the related Depositor such Company Financial Information in EDGAR-compatible format no later than the 25th calendar day of the month in which any of the representations or warranties in Section 3(a)(i) through (iii) ceased to be correct.

         (d) The Counterparty agrees that the terms of this Agreement shall be incorporated by reference into any Derivative Agreement so that each SPV who is a beneficiary of a Derivative Agreement shall be an express third party beneficiary of this Agreement.

Section 4.        Indemnification; Remedies

         (a) The Counterparty shall indemnify CHL and the related Depositor, each person responsible for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act; each broker dealer acting as underwriter, each person who controls any of such parties (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing (each, a "Countrywide Indemnified Party"), and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

                  (i) (A) any untrue statement of a material fact contained or alleged to be contained in any information, report, accountants' consent or other material provided in written or electronic form under Section 2 by or on behalf of the Counterparty (collectively, the "Company Information"), or (B) the omission or alleged omission to state in the Company Information a material fact required to be stated in the Company Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (ii) any failure by the Counterparty to deliver any information, certification, accountants' consent or other material or to assign the Derivative Agreement when and as required under Section 2; or

                  (iii) any breach by the Counterparty of a representation or warranty set forth in Section 3(a) and made as of a date prior to the Closing Date, to the extent that such breach is not cured by the Closing Date, or any breach by the Counterparty of a representation or warranty pursuant to Section 3 to the extent made as of a date subsequent to the Closing Date.

                  In the case of any failure of performance described in clause (a)(ii) of this Section, the Counterparty shall promptly reimburse the related Depositor and each Person responsible for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to the SPV, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' consent or other material not delivered as required by the Counterparty.

         (b) The Depositor shall indemnify the Counterparty, each of its officers and directors and each person who controls the Counterparty (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) (each, a "Counterparty Indemnified Party"; and each of the Countrywide Indemnified Party and the Counterparty Indemnified Party shall be referred to as the "Indemnified Party"), and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon any untrue statement or alleged untrue statement of any material fact contained in the Prospectus Supplement or any free writing prospectus with respect to the related Securities or the omission or alleged omission to state a material fact necessary in order to make the statements therein not misleading; provided, however, that the indemnity set forth in this Section 4(b) shall not apply insofar as such losses, claims, expenses, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Company Information or the omission or alleged omission to state in the Company Information a material fact necessary in order to make the statements therein not misleading and/or (ii) a breach of the representations set forth in Sections 3(a) above.

         (c) Promptly after the Indemnified Party receives notice of the commencement of any such action, the Indemnified Party will, if a claim in respect thereof is to be made pursuant to this Agreement, promptly notify the indemnifying party in writing of the commencement thereof. In case any such action is brought against the Indemnified Party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the Indemnified Party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Party except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the Indemnified Party. Notwithstanding the indemnifying party's election to appoint counsel to represent the Indemnified Party in an action, the Indemnified Party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the Indemnified Party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Party and the indemnifying party, and the Indemnified Party shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the Indemnified Party to employ separate counsel at the expense of the indemnifying party. The indemnifying party will not, without the prior written consent of the Indemnified Party, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the Indemnified Party is an actual or potential party to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each Indemnified Party from all liability arising out of such claim, action, suit or proceeding. In addition, for so long as the indemnifying party is covering all costs and expenses of the Indemnified Party as provided herein, no Indemnified Party will settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder without the consent of the indemnifying party, which consent shall not be unreasonably withheld.

         (d) Nothing in this agreement shall be construed to allow the Indemnified Party to recover punitive damages or consequential damages from the indemnifying party.

         (e)      (i)      Any failure by the Counterparty to deliver any
                           information, report, accountants' consent or other material when and in any case only as required under Section 2 or any breach by the Counterparty of a representation or warranty set forth in
                           Section 3 and made as of a date prior to the Closing Date, to the extent that such breach is not cured by the Closing Date (or in the case of information needed for purposes of printing the Prospectus Supplement, the date of printing of the Prospectus Supplement), or any breach by the Counterparty of a representation or warranty pursuant to Section 3 to the extent made as of a date subsequent to such closing date, shall, except as provided in clause (ii) of this paragraph, immediately and automatically, without notice or grace period, constitute an Additional Termination
                           Event (as defined in the Master Agreement) with the Counterparty as the sole Affected Party (as defined in the Master Agreement) under the Derivative
                           Agreement. Following such termination, a termination payment (if any) shall be payable by the applicable party as determined by the application of Section 6(e)(ii) of the Master
                           Agreement, with Market Quotation and Second Method being the applicable method for determining the termination payment (notwithstanding anything in the Derivative Agreement to the contrary).

                  (ii) If the Counterparty has failed to deliver any information, report, or accountants' consent when and as required under Section 2, which continues unremedied for the lesser of ten calendar days after the date on which such information, report, or accountants' consent was required to be delivered or such period in which the applicable Exchange Act Report for which such information is required can be timely filed (without taking into account any extensions permitted to be filed), and the Counterparty has not, at its own cost, within the period in which the applicable Exchange Act Report for which such information is required can be timely filed caused another entity (which meets any applicable ratings threshold in the Derivative Agreement) to replace the Counterparty as party to the Derivative Agreement that (i) has signed an agreement with CHL and the

                           Depositors substantially in the form of this Agreement, (ii) has agreed to deliver any information, report, certification or accountants' consent when and as required under Section 2 hereof and (iii) is approved by the Depositor (which approval shall not be unreasonably withheld) and any rating agency, if applicable, on terms substantially similar to the Derivative Agreement, then an Additional Termination Event (as defined in the Master Agreement) shall have occurred with the Counterparty as the sole Affected Party. Following such termination, a termination payment (if any) shall be payable by the applicable party as determined by the application of Section 6(e)(ii) of the Master Agreement, with Market Quotation and Second Method being the applicable method for determining the termination payment (notwithstanding anything in the Derivative Agreement to the contrary).

                  (iii) In the event that the Counterparty or the SPV has found a replacement entity in accordance with
                           Section 2(b)(ii), the Counterparty shall promptly reimburse the SPV for all reasonable incidental expenses incurred by the SPV, as such are incurred, in connection with the termination of the Counterparty as counterparty and the entry into a new Derivative Instrument. The provisions of this paragraph shall not limit whatever rights the SPV may have under other provisions of this Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

Section 5.        Miscellaneous.

         (a) Construction. Throughout this Agreement, as the context requires, (a) the singular tense and number includes the plural, and the plural tense and number includes the singular; (b) the past tense includes the present, and the present tense includes the past; and (c) references to parties, sections, schedules, and exhibits mean the parties, sections, schedules, and exhibits of and to this Agreement. The section headings in this Agreement are inserted only as a matter of convenience, and in no way define, limit, extend, or interpret the scope of this Agreement or of any particular section.

         (b) Assignment. None of the parties may assign their rights under this Agreement without the prior written consent of the other parties. Subject to the foregoing, this Agreement shall be binding on and inure to the benefit of the parties and their respective successors and permitted assigns.

         (c) No Third-Party Benefits Except as Specified. None of the provisions of this Agreement are intended to benefit, or to be enforceable by, any third-party beneficiaries except the related SPV and any trustee of an SPV or any Administrator.

         (d) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without regard to the conflict of laws principles thereof.

         (e) Amendment and Waiver. This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto. No waiver of any provision of this Agreement or of any rights or obligations of any party under this Agreement shall be effective unless in writing and signed by the party or parties waiving compliance, and shall be effective only in the specific instance and for the specific purpose stated in that writing.

         (f) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         (g) Additional Documents. Each party hereto agrees to execute any and all further documents and writings and to perform such other actions which may be or become reasonably necessary or expedient to effectuate and carry out this Agreement.

         (h) Severability. Any provision hereof which is prohibited or unenforceable shall be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

         (i) Integration. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter.

                  IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                  CWABS, INC.



                                  By:   /s/  Darren Bigby
                                       --------------------------------------
                                        Name:    Darren Bigby
                                        Title:   Vice President


                                  CWMBS, INC.



                                  By:   /s/  Darren Bigby
                                       --------------------------------------
                                        Name:    Darren Bigby
                                        Title:   Vice President


                                  CWALT, INC.



                                  By:   /s/  Darren Bigby
                                       --------------------------------------
                                        Name:    Darren Bigby
                                        Title:   Vice President



                                  CWHEQ, INC.



                                  By:   /s/  Darren Bigby
                                       --------------------------------------
                                        Name:    Darren Bigby
                                        Title:   Vice President


                                  COUNTRYWIDE HOME LOANS, INC.



                                  By:   /s/  Darren Bigby
                                       --------------------------------------
                                        Name:    Darren Bigby
                                        Title:   Senior Vice President

                                  BARCLAYS BANK PLC



                                  By:    /s/  Michael Wade
                                       --------------------------------------
                                        Name:   Michael Wade
                                        Title:  Managing Director